ANNUAL
REPORT
NOVEMBER 30, 1997

                                     O.R.I.
                                     GROWTH
                                      FUND

Shareholder Services
1(800) 407-7298

OAK RIDGE INVESTMENTS, LLC
Investment Adviser

O.R.I. GROWTH FUND

LETTER TO SHAREHOLDERS
NOVEMBER 1997

Dear Shareholder:

  It is a pleasure to report the O.R.I. Growth Fund's continued outperformance of its benchmark, the Russell 2000 Stock Index. During the past fiscal year, the Fund's Class A shares, on a no load basis, advanced 28.0% compared to 23.4% for the Russell 2000. These results obscure the emergence of heightened market volatility, which was particularly evident in smaller stocks.

  In early 1997, the market experienced a normal correction, initiated by Federal Reserve Chairman Greenspan's warning of an "irrational exuberance" in the market. This occurred at a time when underlying economic fundamentals were stable, and was followed by bargain hunting in sectors that continued to outpace earnings expectations. The 554 point decline in the Dow Jones Industrial Average on October 27 was infinitely more meaningful, as it was precipitated by an external shock which created an awareness of U.S. exposure to the global economy. The Asian financial crisis that triggered the selloff was not a short-term event, and will continue to have global repercussions.

  There is a significant and growing emphasis on multi-national business relationships, which has more closely aligned the world's economies. As the international business climate remains challenging, the U.S. should continue to attract and retain investment dollars given its leadership role and relatively high interest rates. Corporate profits should, however, experience downward pressures due to sizable trade imbalances from weakened economies such as Japan. A strong dollar enhances the appeal of imported goods and will likely threaten the steady economic growth enjoyed since 1991.

  A slowing economy stresses the importance of selective stock picking. The market has unmercifully punished the most obvious candidates for downward earnings revisions. This is primarily technology biased, but also includes capital goods and energy stocks. Most street research now details a company's Asian exposure, with a low percentage suggesting unencumbered earnings growth. This seems very near sighted, as even a 100% domestic industry such as the HMO group, will experience pricing pressures and the loss of customers if the overall economy worsens.

  Another dominant issue in 1998 will be the allocation of a large percentage of many corporate IT budgets to the year 2000 problem. While a narrow industry should derive significant business, many technology companies will suffer due to postponement of less essential projects. There should be continued merger activity, particularly among financial stocks, due in part to antiquated computer systems. The issue is of greater concern in Europe, where only about 25% of all businesses employ a satisfactory solution. The demands will likely delay the Euro currency conversion into the next century. The implications for the European economy are similar to ours, but the U.S. dollar is likely to remain strong, as it represents the world's most stable currency.

  Market psychology remains the key variable in valuation. There will likely be a broad reduction in earnings estimates in April, as first quarter numbers begin to experience a trickle down effect of a more competitive global environment. This may be challenging, as it will coincide with a seasonal slowing of investment capital. Investors must adjust expectations to more normalized returns of approximately 8% - 10% over the next several years. Demographics favorable to equity markets continue, as individuals fund retirement plans with a steady stream of mutual fund purchases. Productivity gains have kept costs down and raised output, providing a favorable backdrop for future earnings. This, coupled with a more stable political climate and a near balanced federal budget, should prevent an economic collapse.

  The best strategy is to remain consistent with long-term investment plans. Powerful fundamental trends suggest an opportunity for outperformance in many technology, healthcare and financial service companies. The Oak Ridge earnings oriented research is well suited for the "stock pickers" market that should emerge over the next twelve months.

Sincerely,

/s/ David M. Klaskin

David M. Klaskin
President

         O.R.I. Growth Fund  O.R.I. Growth Fund        S&P 500   Russell 2000
date      Class A - No Load      Class A - Load    Stock Index          Index
----      -----------------      --------------   ------------        -------
1/94                 10,000               9,575         10,000         10,000
2/94                 10,870              10,408         10,059         10,276
5/94                 10,160               9,728          9,904          9,682
8/94                 10,620              10,169         10,387         10,039
11/94                10,480              10,035          9,983          9,562
2/95                 10,609              10,158         10,799         10,098
5/95                 11,121              10,648         11,903         10,680
8/95                 13,717              13,134         12,614         12,127
11/95                14,359              13,749         13,675         12,287
2/96                 15,755              15,085         14,546         12,990
5/96                 17,483              16,740         15,287         14,513
8/96                 16,121              15,436         14,976         13,439
11/96                17,358              16,620         17,485         14,315
2/97                 17,816              17,059         18,352         14,620
5/97                 18,846              18,045         19,784         15,524
8/97                 22,115              21,176         21,064         17,331
11/97                22,217              21,273         22,469         17,667

Average Annual Total Return*<F1>
For the period ended November 30, 1997
                                                                        Since
                                                 One Year        Inception**<F2>
                                                ---------         -----------
O.R.I. Growth Fund - Class A (no load)              28.0%               22.6%
O.R.I. Growth Fund - Class A (load)                 22.5%               21.3%
O.R.I. Growth Fund - Class C                           --               24.1%

*<F1>Periods less than a year are not annualized.
**<F2>Class A - January 3, 1994 inception. Class C - March 1, 1997 inception.

This chart assumes an initial gross investment of $10,000 made upon inception. Returns shown include the reinvestment of all dividends. For Class A shares, a 4.25% maximum sales load took effect January 1, 1996. The load performance for Class A has been restated to reflect the impact of the sales load as if the sales load had been imposed since inception. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursements and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Russell 2000 Index - A stock market index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1997

NUMBER OF
    SHARES                                                              VALUE
----------                                                              -----
            COMMON STOCK -- 88.47%

            AUTOMOTIVE & RELATED
              PRODUCTS -- 0.23%
       580  Borg-Warner Automotive, Inc.                              $27,332
                                                                  -----------
            BANKING -- 7.83%
     6,178  Astoria Financial Corporation                             340,562
     3,300  BankBoston Corporation                                    294,112
    15,000  BankUnited Financial
              Corporation* <F3>                                       194,063
     3,500  Kankakee Bancorp, Inc.                                    118,563
                                                                  -----------
                                                                      947,300
                                                                  -----------
            CHEMICALS -- 3.88%
     4,500  Cambrex Corporation                                       204,187
    10,000  Crompton & Knowles
              Corporation                                             265,000
                                                                  -----------
                                                                      469,187
                                                                  -----------
            COMMUNICATIONS -- 1.85%
     7,000  Mosaix, Inc.*<F3>                                          63,437
     5,000  Worldcom, Inc.*<F3>                                       160,000
                                                                  -----------
                                                                      223,437
                                                                  -----------
            COMPUTERS - NETWORKING -- 7.89%
     9,600  Comdisco, Inc.                                            280,800
    25,000  Data Systems Network
              Corporation*<F3>                                        287,500
     6,000  MRV Communications, Inc.*<F3>                             169,500
     6,000  Sun Microsystems, Inc.*<F3>                               216,000
                                                                  -----------
                                                                      953,800
                                                                  -----------
            COMPUTERS - SOFTWARE -- 5.34%
     7,500  BancTec, Inc.* <F3>                                       185,625
     2,500  Hyperion Software Corporation*<F3>                        107,734
     4,777  Sterling Commerce, Inc.*<F3>                              166,001
     3,000  Sterling Software, Inc.* <F3>                             109,875
     5,000  TSR, Inc.                                                  76,875
                                                                  -----------
                                                                      646,110
                                                                  -----------
            COMPUTER SYSTEMS -- 1.92%
    10,000  Sequent Computer
              Systems, Inc.*<F3>                                      232,500
                                                                  -----------
            DEFENSE ELECTRONICS -- 1.16%
     5,000  Tracor, Inc.*<F3>                                         140,313
                                                                  -----------
            DRUGS & MEDICAL -- 4.52%
     3,000  Boron, LePore &
              Associates, Inc.* <F3>                                   73,500
     5,500  Express Scripts, Inc. *<F3>                               324,500
     5,000  Watson Pharmaceuticals, Inc.*<F3>                         148,750
                                                                  -----------
                                                                      546,750
                                                                  -----------
            ELECTRONICS -- 4.96%
    15,000  Alpha Industries, Inc.*<F3>                               279,375
     7,000  SCI Systems, Inc.* <F3>                                   320,688
                                                                  -----------
                                                                      600,063
                                                                  -----------
            ENTERTAINMENT & LEISURE -- 1.44%
     6,000  Hasbro, Inc.                                              174,375
                                                                  -----------
            ENVIRONMENTAL SERVICES/
              POLLUTION CONTROL -- 3.77%
     7,500  Culligan Water
              Technologies, Inc.*<F3>                                 336,562
     6,000  Newpark Resources, Inc.*<F3>                              119,625
                                                                  -----------
                                                                      456,187
                                                                  -----------

            FINANCIAL SERVICES -- 4.84%
    10,500  First Alliance Corporation                                217,875
     4,000  FIRSTPLUS Financial
              Group, Inc.*<F3>                                        152,500
    20,000  Long Beach Financial
              Corporation*<F3>                                        215,000
                                                                  -----------
                                                                      585,375
                                                                  -----------
            HEALTH CARE EQUIPMENT &
              SUPPLIES -- 2.59%
     4,000  Coherent, Inc.*<F3>                                       150,000
     3,300  Maxxim Medical, Inc.* <F3>                                 72,187
     3,500  Sabratek Corporation*<F3>                                  91,438
                                                                  -----------
                                                                      313,625
                                                                  -----------
            HOSPITALS & HEALTH CARE -- 7.91%
    15,000  America Service Group Inc.*<F3>                           256,875
     6,840  Healthsouth Corporation*<F3>                              179,550
     6,750  Tenet Healthcare Corporation* <F3>                        213,891
    17,000  United Payors &
              United Providers, Inc.*<F3>                             306,000
                                                                  -----------
                                                                      956,316
                                                                  -----------
            HOUSEHOLD PRODUCTS -- 3.57%
     8,500  Nortek, Inc.*<F3>                                         207,187
     7,000  Triangle Pacific Corp.*<F3>                               224,875
                                                                  -----------
                                                                      432,062
                                                                  -----------
            INFORMATION MANAGEMENT
              SERVICES -- 1.37%
    20,000  Donnelley Enterprise
              Solutions Inc.*<F3>                                     165,000
                                                                  -----------
            INVESTMENT COMPANIES -- 2.38%
    14,000  Consolidated Capital
              Corporation* <F3>                                       287,875
                                                                  -----------

            METAL - DIVERSIFIED -- 1.16%
    10,000  Lindberg Corporation                                      140,000
                                                                  -----------
            MISCELLANEOUS -- 7.12%
     6,000  Personnel Group of
              America, Inc.*<F3>                                      219,375
    21,000  RCM Technologies, Inc.* <F3>                              329,438
    11,000  Thomas Group, Inc.* <F3>                                  132,000
     7,000  U.S. Rentals, Inc.*<F3>                                   179,813
                                                                  -----------
                                                                      860,626
                                                                  -----------
            OIL & GAS -- 5.09%
     8,000  Global Marine, Inc.*<F3>                                  210,500
    10,000  Magnum Hunter
              Resources, Inc.* <F3>                                    57,500
     7,500  Oceaneering International, Inc.* <F3>                     154,687
     5,000  Seitel, Inc.* <F3>                                        192,500
                                                                  -----------
                                                                      615,187
                                                                  -----------
            REAL ESTATE INVESTMENT TRUST -- 2.23%
    10,000  Glenborough Realty Trust, Inc.                            270,000
                                                                  -----------
            RETAIL - GROCERY -- 2.57%
     8,000  Dominick's Supermarkets, Inc.*<F3>                        311,000
                                                                  -----------
            TELECOMMUNICATIONS
              EQUIPMENT & SERVICES -- 1.06%
    11,000  Allstar Systems, Inc.*<F3>                                 53,625
    10,000  Amplidyne, Inc.* <F3>                                      35,000
     6,000  View Tech, Inc.* <F3>                                      39,750
                                                                  -----------
                                                                      128,375
                                                                  -----------
            UTILITIES -- 1.79%
     6,500  Calenergy Company, Inc.*<F3>                              216,125
                                                                  -----------
            Total Common Stock
              (cost $7,543,572)                                    10,698,920
                                                                  -----------
 PRINCIPAL
    AMOUNT                                                              VALUE
 ---------                                                              -----
            SHORT-TERM INVESTMENTS -- 13.93%
            VARIABLE RATE DEMAND NOTES -- 13.93%
  $524,643  American Family Financial
              Services, Inc.                                          524,643
   603,940  Johnson Controls, Inc.                                    603,940
   556,128  Warner-Lambert Co.                                        556,128
                                                                  -----------
            Total Short-Term Investments
              (cost $1,684,711)                                     1,684,711
                                                                  -----------
            Total Investments -- 102.40%
              (cost $9,228,283)                                    12,383,631
                                                                  -----------
            Liabilities, less
              Other Assets -- (2.40%)                               (290,062)
                                                                  -----------
            NET ASSETS -- 100.00%                                 $12,093,569
                                                                  ===========

*<F3>Non-income producing security

See Notes to the Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997

ASSETS:
  Investments, at market value (cost $9,228,283)                  $12,383,631
  Cash                                                                 39,161
  Organizational expenses, net of accumulated amortization              9,401
  Prepaid expenses                                                      2,810
  Interest and dividends receivable                                     9,184
                                                                  -----------
  Total Assets                                                     12,444,187
                                                                  -----------
LIABILITIES:
  Payable to Adviser                                                   27,892
  Payable for securities purchased                                    280,000
  Accrued other expenses                                               42,726
                                                                  -----------
  Total Liabilities                                                   350,618
                                                                  -----------
NET ASSETS                                                        $12,093,569
                                                                  ===========

NET ASSETS CONSIST OF:
  Capital stock                                                        $6,096
  Paid-in-capital in excess of par                                  8,162,030
  Undistributed net realized gain on investments                      770,095
  Net unrealized appreciation on investments                        3,155,348
                                                                  -----------
  Net Assets                                                      $12,093,569
                                                                  ===========

CLASS A:
  Net assets                                                      $11,758,733
  Shares authorized ($.01 par value)                               50,000,000
  Shares issued and outstanding                                       592,594
  Net asset value and redemption price per share                       $19.84
                                                                      =======

  Maximum offering price per share                                     $20.72
                                                                       ======

CLASS C:
  Net assets                                                         $334,836
  Shares authorized ($.01 par value)                               50,000,000
  Shares issued and outstanding                                        16,956
  Net asset value, redemption price and offering price per share       $19.75
                                                                       ======

See Notes to the Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME:
  Interest                                                            $34,129
  Dividends                                                            29,705
                                                                   ----------
                                                                       63,834
                                                                   ----------
EXPENSES:
  Fund administration and accounting fees                              56,966
  Investment advisory fees                                             97,117
  Professional fees                                                    52,298
  Shareholder servicing fees and expenses                              40,091
  Reports to shareholders                                               2,590
  Federal and state registration fees                                  11,136
  Amortization of organizational expenses                               8,800
  Directors' fees                                                       2,335
  Custody fees                                                          7,040
  12b-1 fees -- Class A                                                   161
  12b-1 fees -- Class C                                                   842
  Other                                                                   543
                                                                   ----------
  Total expenses before waiver and reimbursement                      279,919
  Less:  Waiver of expenses by Adviser                               (85,111)
                                                                   ----------
  Net expenses                                                        194,808
                                                                   ----------
NET INVESTMENT (LOSS)                                               (130,974)
                                                                   ----------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investment transactions                        895,701
  Change in unrealized appreciation on investments                  1,610,223
                                                                   ----------
  Net gain on investments                                           2,505,924
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $2,374,950
                                                                   ==========
See Notes to the Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                               YEAR ENDED          YEAR ENDED
                                        NOVEMBER 30, 1997   NOVEMBER 30, 1996
                                        -----------------   -----------------
OPERATIONS:
 Net investment (loss)                         $(130,974)           $(75,533)
 Net realized gain on investments                 895,701             579,775
 Change in unrealized appreciation
   on investments                               1,610,223             615,635
                                              -----------           ---------
 Net increase in net assets resulting
   from operations                              2,374,950           1,119,877
                                              -----------           ---------
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                    2,932,978           2,818,792
 Shares issued to holders in reinvestment
   of dividends                                   476,916             164,945
 Shares redeemed                                (907,674)           (382,732)
                                              -----------           ---------
 Net increase                                   2,502,220           2,601,005
                                              -----------           ---------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
 From net realized gains                     (508,673)(1)<F4>       (178,056)
                                              -----------           ---------
TOTAL INCREASE IN NET ASSETS                    4,368,497           3,542,826
NET ASSETS:
 Beginning of year                              7,725,072           4,182,246
                                              -----------           ---------
 End of year                                  $12,093,569          $7,725,072
                                              ===========          ==========

(1)<F4>10% of the dividends paid during the fiscal year ended November 30, 1997, qualifies for the dividend received deduction available to corporate shareholders.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                 JANUARY 3, 1994(1)
                                YEAR ENDED      NINE MONTHS ENDED          YEAR ENDED          YEAR ENDED                    <F5>TO
                         NOVEMBER 30, 1997   NOVEMBER 30, 1997(2)<F6>NOVEMBER 30, 1996  NOVEMBER 30, 1995         NOVEMBER 30, 1994
                        ------------------   --------------------   -----------------   -----------------        ------------------
                                   CLASS A                CLASS C             CLASS A             CLASS A                   CLASS A
                                  --------                -------            --------            --------                  --------
Per share data:
Net asset value,
 beginning of period                $16.57                 $15.91              $14.32              $10.48                    $10.00
Income from investment
 operations:
Net investment (loss)(3)<F7>        (0.22)                 (0.13)              (0.16)              (0.13)                    (0.07)
Net realized and unrealized
 gains on investments                 4.58                   3.97                3.01                4.00                      0.55
                                   -------                -------             -------             -------                   -------
Total from investment
 operations                           4.36                   3.84                2.85                3.87                      0.48
                                   -------                -------             -------             -------                   -------
Less distributions:
Distributions from
 capital gains                      (1.09)                     --              (0.60)              (0.03)                        --
                                   -------                -------             -------             -------                   -------
Net asset value,
 end of period                      $19.84                 $19.75              $16.57              $14.32                    $10.48
                                   =======               ========             =======             =======                   =======

Total Return                      28.0%(5)<F9>           24.1%(4)<F8>        20.9%(5)<F9>           37.0%                   4.8%(4)
Supplemental data and ratios:                                                                                                  <F8>
Net assets, end of period      $11,758,733               $334,836          $7,725,072          $4,182,246                $2,708,546
Ratio of expenses to average
 net assets:
Before expense reimbursement          2.9%                3.6%(6)<F10>           3.5%                6.5%                   9.0%(6)
                                                                                                                              <F10>
After expense reimbursement           2.0%                2.8%(6)<F10>           2.0%                2.0%                   2.0%(6)
Ratio of net investment (loss)                                                                                                <F10>
 to average net assets:
Before expense reimbursement        (2.2)%              (3.0)%(6)<F10>         (2.7)%              (5.8)%                 (8.1)%(6)
                                                                                                                              <F10>
After expense reimbursement         (1.3)%              (2.2)%(6)<F10>         (1.2)%              (1.3)%                 (1.1)%(6)
                                                                                                                              <F10>
Portfolio turnover rate(7)<F11>        55%                    55%                 71%                109%                       80%
Average commission
 rate paid per share(7)<F11>       $0.0560                $0.0560             $0.0512

(1)<F5>Commencement of operations.
(2)<F6>Effective March 1, 1997, the Fund offered a second class of shares, Class
C.
(3)<F7>Net investment (loss) per share is calculated using the ending balance of undistributed net investment (loss) prior to consideration of adjustments for permanent book and tax differences.
(4)<F8>Not annualized.
(5)<F9>Effective January 1, 1996 the Fund instituted a maximum 4.25% front end sales load. The total return calculation does not reflect the 4.25% front end sales load.
(6)<F10>Annualized.
(7)<F11>Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Disclosure not required prior to 1996.

See Notes to the Financial Statements.


NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 1997

1. ORGANIZATION

O.R.I. Growth Funds, Inc. (the "Corporation") was incorporated on October 15, 1993 as a Maryland corporation. The O.R.I. Growth Fund (the "Fund") is a series of the Corporation and is registered as an open-end diversified management investment company under the Investment Company Act of 1940 ("1940 Act"). The Fund's investment objective is capital appreciation. Oak Ridge Investments, LLC (the "Adviser") is the Fund's investment adviser. The Fund commenced operations on January 3, 1994.

Costs incurred in connection with the organization, initial registration and public offering of shares aggregated $44,002. These costs are being amortized over a period of not more than five years from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholders or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The Fund has issued two classes of shares: Class A and Class C. The Class A shares are subject to a 0.25% distribution fee and an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4.25% of the offering price or 4.44% of the net asset value. The Class C shares are subject to a shareholder servicing fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Each class of shares of the Fund has identical rights and privileges except that each class bears differing expenses and exclusive voting rights on matters pertaining to the distribution plan for that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation -- Common stocks and other equity-type securities are valued at the last sales price on a national securities exchange or Nasdaq on which securities are primarily traded; provided, however, securities traded on an exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on an exchange or Nasdaq, are valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

b) Federal Income Taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Distribution to Shareholders -- The Fund pays dividends of net investment income annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. The Fund's basis in investments is the same for income tax and financial reporting purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent differences between the financial reporting and tax basis of the Fund's assets and liabilities be reclassified to capital stock. The primary difference in 1997 relates to the reclassification of the net investment loss to undistributed net realized gain on investments.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                                        CLASS A
                                       ---------------------------------------
                                             YEAR ENDED            YEAR ENDED
                                      NOVEMBER 30, 1997     NOVEMBER 30, 1996
                                      -----------------    ------------------
                                    AMOUNT       SHARES      AMOUNT    SHARES
                                   -------       ------     -------    ------
 Shares sold                    $2,578,553      144,595  $2,818,792   186,455
 Shares issued to holders in
   reinvestment of dividends       476,916       30,262     164,945    12,356
 Shares redeemed                 (865,801)     (48,465)   (382,732)  (24,753)
                               -----------     --------  ----------  --------
 Net increase                   $2,189,668      126,392  $2,601,005   174,058
                                ==========      =======   =========   =======

                                        CLASS C
                                   --------------------
                                     NINE MONTHS ENDED
                                     NOVEMBER 30, 1997
                                   -------------------
                                    AMOUNT       SHARES
                                  --------       ------
 Shares sold                      $354,425       18,955
 Shares issued to holders in
   reinvestment of dividends            --           --
 Shares redeemed                  (41,873)      (1,999)
                                 ---------      -------
 Net increase                     $312,552       16,956
                                 =========       ======

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% on average daily net assets.

For the fiscal year ending November 30, 1997, the Adviser voluntarily waived its management fee to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) for (i) Class A shares did not exceed 2.00% of the class' average daily net assets and (ii) Class C shares did not exceed 2.75% of the class' average daily net assets.

For the year ended November 30, 1997, the Fund paid Oak Ridge Investments, Inc. (the "Distributor") $8,021 of brokerage commissions. The Fund was advised that the Distributor also received front-end sales charges on Class A shares of $11,998 for the year ended November 30, 1997.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 1997, were $5,715,722 and $4,967,382 respectively. There were no purchases or sales of long-term U.S. Government securities.

At November 30, 1997, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

            Appreciation                                 $3,427,135
            (Depreciation)                                (271,787)
                                                         ----------
            Net unrealized appreciation on investments   $3,155,348
                                                         ==========

At November 30, 1997, the cost of investments for federal income tax purposes was $9,228,283.

6. DISTRIBUTION PLAN

The Fund has adopted a plan of distribution for each class of shares (the "Class A Plan" and the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and/or service fees are paid. Under the Class A Plan, the Fund is required to pay the Distributor a distribution fee of up to 0.25% of the average daily net assets of the Fund attributable to the Class A shares computed on an annual basis, for the promotion and distribution of the Class A shares. The Class C Plan requires the Fund to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis, and (ii) a service fee for personal services provided to shareholder accounts of up to 0.25% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis. Distribution fees incurred by Class A shares for the year ended November 30, 1997 were $161. Distribution and service fees incurred by Class C shares for the nine months ended November 30, 1997 were $842.

7. DISTRIBUTION

On December 31, 1996, a distribution of $1.08714 per share (including $0.51952 taxable to shareholders as ordinary income dividends and $0.56762 applicable to long-term capital gains), aggregating $508,673, was paid to the shareholders of record on December 30, 1996.

On December 29, 1997, a distribution of $1.25587 per share (including $0.08282 taxable to shareholders as ordinary income dividends and $1.17305 applicable to long-term capital gains), aggregating $748,752 and $21,346 for Class A and Class C respectively, was paid to the shareholders of record on December 26, 1997. 34.42% of the long-term capital gain distribution is taxed at the 20% rate.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of O.R.I. Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of O.R.I. Growth Fund (the "Fund") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/S/ Price Waterhouse LLP


Milwaukee, Wisconsin
December 18, 1997

                               TABLE OF CONTENTS
                                          Page
                                         -----
Letter to Shareholders                       1
Schedule of Investments                      3
Statement of Assets and Liabilities          6
Statement of Operations                      7
Statement of Changes in Net Assets           8
Financial Highlights                         9
Notes to the Financial Statements            10
Report of Independent Accountants            14

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.